Ryan Sims, CFO Shea Morgenroth, CAO Hines REIT Update Fourth Quarter 2012 Hines REIT is closed to new investors. Hines Securities, Inc., Member FINRA/SIPC, is the dealer/manager. 04/13

FOR BROKER/DEALER USE ONLY. This material may not be quoted, reproduced nor shown to members of the public, nor used as sales material for public use. Hines Securities, Inc., Member FINRA/SIPC. 8/12 Hines EIT is closed to new investors. Hines Securities, Inc., M mber FINRA/SIPC. 04/13 Agenda 2  Overview  Special Distribution and Liquidity Announcements  Portfolio Update  Management Focus and Priorities

FOR BROKER/DEALER USE ONLY. This material may not be quoted, reproduced nor shown to members of the public, nor used as sales material for public use. Hines Securities, Inc., Member FINRA/SIPC. 8/12 Hines EIT is closed to new investors. Hines Securities, Inc., M mber FINRA/SIPC. 04/13 Hines REIT Overview 3  Commenced capital raising in 2004  Raised and invested significant capital in 2006 and 2007, a period which represented a peak in the overall economic cycle and real estate cycle  In 2008 and 2009, amidst the global financial crisis, we experienced significant declines in capital raising and significant increases in redemption requests  At the end of 2009, capital raising ceased and we suspended our redemption plan to prudently preserve liquidity and protect the company’s financial position

FOR BROKER/DEALER USE ONLY. This material may not be quoted, reproduced nor shown to members of the public, nor used as sales material for public use. Hines Securities, Inc., Member FINRA/SIPC. 8/12 Hines EIT is closed to new investors. Hines Securities, Inc., M mber FINRA/SIPC. 04/13 Hines REIT Overview 4  Since 2009, management has been keenly focused on: – Leasing: Preserving and maintaining operating income and values – Strategic asset sales: Identifying opportunities to harvest liquidity and attractive profits • Williams Tower, Distribution Park Rio, Atrium on Bay, One and Two Shell Plaza, One North Wacker, Three First National Plaza, Brazil Industrial and 600 Lexington – Liquidity: Providing liquidity to shareholders while reserving for operating expenses, leasing capital, and debt refinancings – We continue to be patient and disciplined in managing our portfolio in order to benefit from the slow but steady economic U.S. office market recovery

FOR BROKER/DEALER USE ONLY. This material may not be quoted, reproduced nor shown to members of the public, nor used as sales material for public use. Hines Securities, Inc., Member FINRA/SIPC. 8/12 Hines EIT is closed to new investors. Hines Securities, Inc., M mber FINRA/SIPC. 04/13 Recent Strategic Asset Sales 5 Williams Tower  Acquired May 2008 for $271.5 million  Sold in March 2013 for approximately $412 million Williams Tower Houston, Texas Distribution Park Rio  Acquired 50% JV interest in July 2007 for $28.9 million  Sold in January 2013 for approximately $43.2 million Distribution Park Rio Brazil

FOR BROKER/DEALER USE ONLY. This material may not be quoted, reproduced nor shown to members of the public, nor used as sales material for public use. Hines Securities, Inc., Member FINRA/SIPC. 8/12 Hines EIT is closed to new investors. Hines Securities, Inc., M mber FINRA/SIPC. 04/13 Special Distribution 6  Hines REIT Board of Directors declared a special distribution of approximately $197 million, or $0.80 per share, representing a partial return of our stockholders’ investment in our shares – Will be paid on April 30, 2013 as a separate distribution payment  Effective April 2, 2013, new estimated per share NAV and DRP price of $6.75: Per Share November 2012 Estimated Per Share Net Asset Value (NAV) $7.61 April 2013 Special Distribution ($0.80) Q4 2012 and Q1 2013 Return of Capital Distributions ($0.06) April 2013 Estimated Per Share NAV $6.75 Please note that the prior estimated per share NAV of $7.61 was based on estimates of the value of our real estate investments, cash and other assets and debt and other liabilities as of September 30, 2012 and that no subsequent valuation has been undertaken. The new estimated per share NAV of $6.75 has been calculated as of a moment in time, and has only been updated to reflect the reduction that results from the declaration of the $0.86 per share of special distributions. Shareholders should not rely on the estimated per share NAV as an accurate measure of the then-current value of shares of our common stock in making a decision to buy or sell shares, including whether to reinvest distributions by participating in our dividend reinvestment plan and whether to request redemption pursuant to our share redemption program. Details concerning the methodology pursuant to which the prior estimated per share NAV was determined by our board of directors can be found in our 8-K filed with the SEC on November 30, 2012.

FOR BROKER/DEALER USE ONLY. This material may not be quoted, reproduced nor shown to members of the public, nor used as sales material for public use. Hines Securities, Inc., Member FINRA/SIPC. 8/12 Hines EIT is closed to new investors. Hines Securities, Inc., M mber FINRA/SIPC. 04/13 Share Redemption Program Reopened and Distribution Declared 7  Reopened the Hines REIT share redemption program – Option for near-term liquidity – Redeem at $5.75 per share or 85% of new estimated per share NAV – Beginning with requests received on or after April 1, 2013 – Will be paid on July 1, 2013  Distribution declared for April 2013 at an annualized rate of 4% on new estimated per share NAV of $6.75 Funds available for redemption will generally be limited to dividend reinvestment plan proceeds from the prior quarter. Death and disability redemption requests will be redeemed at $6.75 per share. Redemptions cannot exceed the amount required to redeem 10% of the Company’s shares outstanding as of the same date in the prior calendar year and will be subject to the other limitations set forth in our amended and restated share redemption program, as described in our 8-K filed with the SEC on March 28, 2013. The distribution rate for April 2013 was declared in the amount of $0.00073973 per share, per day. This rate represents a 4.0% annualized yield based on our new estimated per share NAV of $6.75, assuming the distribution rate is maintained for a twelve-month period.

FOR BROKER/DEALER USE ONLY. This material may not be quoted, reproduced nor shown to members of the public, nor used as sales material for public use. Hines Securities, Inc., Member FINRA/SIPC. 8/12 Hines EIT is closed to new investors. Hines Securities, Inc., M mber FINRA/SIPC. 04/13 Portfolio Summary 8  Total real estate assets of approximately $2.9 billion1  Interests in 48 properties totaling approximately 22 million square feet  Weighted average occupancy of 86%1  Current leverage percentage of 52% with weighted average interest rate of 4.7%1 1 Data as of December 31, 2012, including the impact of Q1 2013 sales and refinancings based on Hines REIT’s pro rata ownership.

FOR BROKER/DEALER USE ONLY. This material may not be quoted, reproduced nor shown to members of the public, nor used as sales material for public use. Hines Securities, Inc., Member FINRA/SIPC. 8/12 Hines EIT is closed to new investors. Hines Securities, Inc., M mber FINRA/SIPC. 04/13 REGIONAL MIX1 % OF TOTAL PORTFOLIO—BASED ON ESTIMATED AGGREGATE VALUE CITY MIX1 % OF TOTAL PORTFOLIO—BASED ON ESTIMATED AGGREGATE VALUE East Midwest South West San Francisco Houston Chicago Seattle Atlanta San Diego Los Angeles Washington, DC New York Dallas Sacramento Miami Richmond East Bay Charlotte Minneapolis Phoenix Kansas City San Antonio Orlando Memphis Denver ASSET CLASS MIX1 % OF TOTAL PORTFOLIO—BASED ON ESTIMATED AGGREGATE VALUE East MW South West 3.6% 11.5% 2.2% 5.1% 5.8% 4.7% 2.0% 9.0% 3.0% Portfolio Statistics 9 Raleigh Office 90% Industrial 4% Retail 6% 9.6% 19.5% 25.3% 45.7% 2.3% 11.8% 2.4% 15.2% 2.9% 2.0% 4.6% 11.9% 1 Data as of December 31, 2012, including the impact of Q1 2013 sales and based on Hines REIT’s pro rata ownership.

FOR BROKER/DEALER USE ONLY. This material may not be quoted, reproduced nor shown to members of the public, nor used as sales material for public use. Hines Securities, Inc., Member FINRA/SIPC. 8/12 Hines EIT is closed to new investors. Hines Securities, Inc., M mber FINRA/SIPC. 04/13 Accounting Arts, Entertainment, and Recreation Construction Energy Finance and Insurance Government Grocery Anchored Retail Health Care Information Legal Manufacturing Other Professional Services Other Services Real Estate Retail Transportation and Warehousing Wholesale Trade Other ROLLOVER1 % OF TOTAL LEASABLE SQUARE FEET IN PORTFOLIO TENANT CREDIT QUALITY1 % OF TOTAL PORTFOLIO—BASED ON SQUARE FOOTAGE TENANT INDUSTRY MIX1 % OF TOTAL PORTFOLIO—BASED ON SQUARE FOOTAGE 12.1% 7.4% 4.0% 7.5% 5.8% 9.1% 12.1% 3.6% 2.9% 4.1% 4.7% 0.0% 20.0 40.0% 60.0 80.0% 100.0 Vacant 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Investment Grade Top 100 Legal (based on Am. Law) Top 200 Legal (based on Am. Law) Other Credit Other 31.9% 12.6% 1.0% 9.1% 45.4% Portfolio Statistics 10 2.5% 2.1% 1.4% 4.2% 12.6% 4.7% 7.8% 4.0% 10.8% 17.0% 10.8% 6.3% 2.5% 2.8% 1.6% 3.6% 2.9% 2.4% 1 Data as of December 31, 2012, including the impact of Q1 2013 sales and based on Hines REIT’s pro rata ownership.

FOR BROKER/DEALER USE ONLY. This material may not be quoted, reproduced nor shown to members of the public, nor used as sales material for public use. Hines Securities, Inc., Member FINRA/SIPC. 8/12 Hines EIT is closed to new investors. Hines Securities, Inc., M mber FINRA/SIPC. 04/13 Debt Maturities as of December 31, 2012 11 $86,000 $0 $18,462 $430,391 $535,000 $0 $0 $0 $68,046 $0 $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 $700,000 $800,000 $900,000 $1,000,000 2013 2014 2015 2016 2017 2018 2019 2020 2021 B a la nc e a t Maturit y (0 0 0 s ) % Maturing 8% 0% 2% 38% 47% 0% 0% 0% 6% # Loans 1 0 2 7 8 0 0 0 1 Includes impact of Williams Tower sale, One Wilshire and Chase Tower debt refinancing and retirement of revolving credit facility which occurred in Q1 2013.

FOR BROKER/DEALER USE ONLY. This material may not be quoted, reproduced nor shown to members of the public, nor used as sales material for public use. Hines Securities, Inc., Member FINRA/SIPC. 8/12 Hines EIT is closed to new investors. Hines Securities, Inc., M mber FINRA/SIPC. 04/13 Management Focus and Priorities 12  Alignment of interest: Hines has $118M invested in Hines REIT • Waived 1/3 cash asset management fees from Jul. 2011 – Dec. 2012 • Fee waiver totaled over $7.6 million  Priorities to maximize shareholder returns over the long term: • Near-term priorities: – Leasing and strategic asset sales – Managing liquidity and maximizing shareholder distributions • Long-term priorities: – Evaluating potential exit strategies and managing debt maturities

FOR BROKER/DEALER USE ONLY. This material may not be quoted, reproduced nor shown to members of the public, nor used as sales material for public use. Hines Securities, Inc., Member FINRA/SIPC. 8/12 THANK YOU 13 FOR BROKER/DEALER USE ONLY. This material may not be quoted, reproduced nor show to members of the public, nor used as sale mate ial for public use. Hines Securities, Inc., Member FINRA/SIPC. 04/13